Exhibit 4.2

THE WARRANT REPRESENTED HEREBY AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH COUNSEL IS OF THE OPINION THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING THE REGISTRATION OF SUCH SECURITY UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.

                RIGHT TO PURCHASE 100,000 SHARES OF COMMON STOCK
                        OF ACRODYNE COMMUNICATIONS, INC.

                          ACRODYNE COMMUNICATIONS, INC.

                          COMMON STOCK PURCHASE WARRANT


         ACRODYNE COMMUNICATIONS, INC., a Delaware corporation (the "Company") having its principal executive offices at 516 Township Line Road, Blue Bell, Pennsylvania 19422, hereby certifies that, for value received, Colin Winthrop & Co., Inc., having an address at 100 Jericho Quadrangle, Suite 337, Jericho, New York 11753, or assigns (the "Holder" or "Holders"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., New York time, on December 31, 1998, One Hundred Thousand (100,000) fully paid and nonassessable shares of Common Stock of the Company at an exercise price, subject to adjustment, of Four Dollars ($4.00) per share (the "Purchase Price").

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

               (a) The term "Company" shall include Acrodyne Communications, Inc. and any corporation which shall succeed or assume the obligations of the Company hereunder.

               (b) The term "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date hereof, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         1. EXERCISE OF WARRANT.

         1.1. EXERCISE. Commencing on the date of this Warrant, or from time to time thereafter prior to the expiration hereof, this Warrant may be exercised in whole or in part by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed to such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

         1.2. TRUSTEE FOR WARRANT HOLDERS. In the event that a bank or trust company shall have been appointed as trustee for the holder of this Warrant pursuant to Section 3.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 11 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

         2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by the Company of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise.

         3. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION OR MERGER.

         3.1. REORGANIZATION, CONSOLIDATION OR MERGER. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

         3.2. DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holder of the Warrant after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company, as trustee for the holder of the Warrant and shall promptly notify each holder of the Warrants of the occurrence of any events specified in this Section 3.

         3.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to all securities and other property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

         4. ADJUSTMENTS FOR STOCK DIVIDENDS AND STOCK SPLITS. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then prevailing Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall hereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 4) be issuable on such exercise, by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 4) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

         5. REGISTRATION RIGHTS.

         5.1. "PIGGYBACK" REGISTRATION. At any time during the period when this Warrant shall be exercisable, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Holder. Upon the written request from the Holder within twenty (20) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all shares of Common Stock issuable upon exercise of this Warrant (the "Registrable Securities") to be included in such registrations statement, all to the extent requisite to permit the sale or other disposition of the Securities to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration under this Section 5. If the registration pursuant to this Section 5 shall be underwritten in whole or in part, the Company shall require that the Registrable Securities requested for inclusion to this Section 5 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

         Notwithstanding the foregoing, if the managing underwriter determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any other issued and outstanding securities proposed to be included therein by holders of securities other than the Holder, would interfere with the successful marketing of such securities, then the number of such Registrable Securities that the managing underwriter believes may be sold in such underwritten public offering shall be allocated for inclusion in the registration statement in the following order of priority: (i) the securities being offered by the Company, and (ii) the number of Registrable Securities then owned by the Holder and the number of securities held by holders other than the Holder, on a pro rata basis, based upon the number of Registrable Securities sought to be registered by the Holder and the other holders. The Registrable Securities that are excluded from the underwritten public offering shall be withheld from the market by the Holder for a period that the managing underwriter determines as necessary in order to effect the underwritten public offering, but in no even shall such period exceed 180 days. To the extent that Securities requested for inclusion pursuant to this
Section 5 are excluded from a registration statement pursuant to this provision, the Company shall file a new registration statement covering such excluded Registrable Securities and shall use its best efforts to cause such registration statement to become effective upon the expiration of the period not to exceed 180 days, that the excluded Registrable Securities are to be withheld from the market pursuant to this paragraph.

         5.2. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 5 to effect the registration of Registrable Securities under the Securities Act, the Company will:

         (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become, and with respect to Section 5, remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months (the "Effective Period");

         (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the Effective Period as may be reasonably necessary to effect the sale of such securities;

         (c) furnish to the Holder participating in such registration and to the underwriters of the securities being registered, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holder and such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holder may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         (e) notify the Holder participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         (f) notify the Holder promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

         (g) prepare and file with the Commission, promptly upon the request of the Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Holder (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Securities by the Holder;

         (h) prepare and promptly file with the Commission and promptly notify the Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

         (i) advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         5.3. EXPENSES.

         (a) With respect to an inclusion of Securities in a registration statement pursuant to Section 5 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company; provided, however, that the Holder shall bear his pro rata share of the underwriting discount and commissions and transfer taxes, and such Holder shall be responsible for the payment of such Holder's legal fees.

         (b) The fees, costs and expenses of registration to be borne by the Company as provided in Section 5.3(a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in Section 5(a) above). Fees and disbursements of counsel and accountants for the selling Holder not expressly included above shall be borne by such Holder.

         5.4. INDEMNIFICATION.

         (a) The Company will indemnify and hold harmless Holder if he is included in a registration statement pursuant to the provisions of Section 5 hereof, and any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against and will reimburse the Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost and expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         (b) Such Holder of Securities included in a registration pursuant to the provisions of Section 5 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter thereof from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter thereof with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter thereof may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs and expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

         (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 5.4, of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to an indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         6. NOTICES OF RECORD DATE, ETC. In case:

         (a) the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

         (b) of any capital reorganization of the Company (other than a stock split or reverse stock split), any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a merger for purposes of change of domicile) or any conveyance of all or substantially all of the assets of the Company to another corporation; or

         (c) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company shall mail or cause to be mailed to the Investor at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified and this Warrant may be exercised prior to said date during the term of the Warrant no later than five days prior to said date.

         7. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant from time to time outstanding.

         8. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock from time to time issuable on the exercise of the Warrant.

         9. EXCHANGE OF WARRANT. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which the Warrant or Warrants may still be exercised.

         10. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         11. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent for the purpose of issuing the Common Stock on the exercise of the Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 9, and replacing this Warrant pursuant to Section 10, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. NEGOTIABILITY; RESTRICTIONS ON TRANSFER; WARRANT HOLDER NOT DEEMED STOCKHOLDER. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

         (a) No holder of this Warrant shall, as such, be entitled to vote or to receive dividends or to be deemed the holder of any class of security that may at any time be issuable upon exercise of the Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon such holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such holder shall have exercised the Warrant and been issued shares of Common Stock in accordance with the provisions hereof; and

         (b) Neither this Warrant nor any shares of Common Stock purchased pursuant to this Warrant have been registered under the Securities Act of 1933. Therefore, the Company may require, as a condition of allowing the transfer or exchange of this Warrant or such shares, that the holder or transferee of this Warrant or such shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer or exchange may be made without registration under the Securities Act of 1933. The certificates evidencing the Common Stock issued on the exercise of the Warrant shall bear a legend to the effect that the certificates have not been registered under the Securities Act of 1933.

         13. FURTHER ASSURANCES. The Company undertakes generally to execute all such agreements and other instruments and to do all such other acts as are necessary or appropriate (including, but not limited to, authorizing and issuing additional shares of stock of the Company) to give full effect to the terms, conditions and provisions of this Warrant and make it binding on the Company.

         14. NOTICES. All notices and other communications between the Company and the holder of this Warrant shall be mailed by first class mail, postage prepaid, at such addresses listed above, or as may have been subsequently furnished to the other party in writing.

         15. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision thereof shall in no way affect the validity or enforceability of any other provision.

         16. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 P.M., New York time, December 31, 1998.



Dated:  January 1, 1996                 ACRODYNE COMMUNICATIONS, INC.



                                        By:_________________________
                                           Name:  A. Robert Mancuso
                                           Title:  Chairman and
                                                   President

(Corporate Seal)

                              FORM OF SUBSCRIPTION
                   (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)



TO ACRODYNE COMMUNICATIONS, INC.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _____ shares of Common Stock of ACRODYNE COMMUNICATIONS, INC. and herewith makes payment of $________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ____________, whose address is
_____________________.


Dated:




                                                 _____________________________
                                                 (Signature must conform to
                                                 name of holder as specified
                                                 on the face of the Warrant)



                                                  _____________________________
                                                          (Address)

                               FORM OF ASSIGNMENT
                   (TO BE SIGNED ONLY ON TRANSFER OF WARRANT)


         For value received, the undersigned hereby sells, assigns, and transfers unto _________ the right represented by the within Warrant to purchase ______ shares of Common Stock of ACRODYNE COMMUNICATIONS, INC. to which the within Warrant relates, and appoints ____________ Attorney to transfer ACRODYNE COMMUNICATIONS, INC. such right on the books of ACRODYNE COMMUNICATIONS, INC. with full power of substitution in the premises.


Dated:




                                             _____________________________
                                             (Signature must conform to
                                             name of holder as specified
                                             on the face of the Warrant)



                                             _____________________________
                                                        (Address)


Signed in the presence of:


__________________________

                                                                     Exhibit 4.3

THE WARRANT REPRESENTED HEREBY AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH COUNSEL IS OF THE OPINION THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING THE REGISTRATION OF SUCH SECURITY UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.

                RIGHT TO PURCHASE 225,000 SHARES OF COMMON STOCK
                        OF ACRODYNE COMMUNICATIONS, INC.

                          ACRODYNE COMMUNICATIONS, INC.

                          COMMON STOCK PURCHASE WARRANT


         ACRODYNE COMMUNICATIONS, INC., a Delaware corporation (the "Company") having its principal executive offices at 516 Township Line Road, Blue Bell, Pennsylvania 19422, hereby certifies that, for value received, Colin Winthrop & Co., Inc., having an address at 100 Jericho Quadrangle, Suite 337, Jericho, New York 11753, or assigns (the "Holder" or "Holders"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., New York time, on March 31, 1999, Two Hundred Twenty Five Thousand (225,000) fully paid and nonassessable shares of Common Stock of the Company at an exercise price, subject to adjustment, of Five Dollars ($5.00) per share (the "Purchase Price").

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

               (a) The term "Company" shall include Acrodyne Communications, Inc. and any corporation which shall succeed or assume the obligations of the Company hereunder.

               (b) The term "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date hereof, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         1. EXERCISE OF WARRANT.

         1.1. EXERCISE. Commencing on the date of this Warrant, or from time to time thereafter prior to the expiration hereof, this Warrant may be exercised in whole or in part by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed to such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

         1.2. TRUSTEE FOR WARRANT HOLDERS. In the event that a bank or trust company shall have been appointed as trustee for the holder of this Warrant pursuant to Section 3.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 11 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

         2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by the Company of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise.

         3. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION OR MERGER.

         3.1. REORGANIZATION, CONSOLIDATION OR MERGER. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

         3.2. DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holder of the Warrant after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company, as trustee for the holder of the Warrant and shall promptly notify each holder of the Warrants of the occurrence of any events specified in this Section 3.

         3.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to all securities and other property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

         4. ADJUSTMENTS FOR STOCK DIVIDENDS AND STOCK SPLITS. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then prevailing Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall hereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 4) be issuable on such exercise, by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 4) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

         5. REGISTRATION RIGHTS.

         5.1. "PIGGYBACK" REGISTRATION. At any time during the period when this Warrant shall be exercisable, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Holder. Upon the written request from the Holder within twenty (20) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all shares of Common Stock issuable upon exercise of this Warrant (the "Registrable Securities") to be included in such registrations statement, all to the extent requisite to permit the sale or other disposition of the Securities to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration under this Section 5. If the registration pursuant to this Section 5 shall be underwritten in whole or in part, the Company shall require that the Registrable Securities requested for inclusion to this Section 5 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

         Notwithstanding the foregoing, if the managing underwriter determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any other issued and outstanding securities proposed to be included therein by holders of securities other than the Holder, would interfere with the successful marketing of such securities, then the number of such Registrable Securities that the managing underwriter believes may be sold in such underwritten public offering shall be allocated for inclusion in the registration statement in the following order of priority: (i) the securities being offered by the Company, and (ii) the number of Registrable Securities then owned by the Holder and the number of securities held by holders other than the Holder, on a pro rata basis, based upon the number of Registrable Securities sought to be registered by the Holder and the other holders. The Registrable Securities that are excluded from the underwritten public offering shall be withheld from the market by the Holder for a period that the managing underwriter determines as necessary in order to effect the underwritten public offering, but in no even shall such period exceed 180 days. To the extent that Securities requested for inclusion pursuant to this
Section 5 are excluded from a registration statement pursuant to this provision, the Company shall file a new registration statement covering such excluded Registrable Securities and shall use its best efforts to cause such registration statement to become effective upon the expiration of the period not to exceed 180 days, that the excluded Registrable Securities are to be withheld from the market pursuant to this paragraph.

         5.2. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 5 to effect the registration of Registrable Securities under the Securities Act, the Company will:

         (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become, and with respect to Section 5, remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months (the "Effective Period");

         (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the Effective Period as may be reasonably necessary to effect the sale of such securities;

         (c) furnish to the Holder participating in such registration and to the underwriters of the securities being registered, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holder and such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holder may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         (e) notify the Holder participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         (f) notify the Holder promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

         (g) prepare and file with the Commission, promptly upon the request of the Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Holder (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Securities by the Holder;

         (h) prepare and promptly file with the Commission and promptly notify the Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

         (i) advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         5.3. EXPENSES.

         (a) With respect to an inclusion of Securities in a registration statement pursuant to Section 5 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company; provided, however, that the Holder shall bear his pro rata share of the underwriting discount and commissions and transfer taxes, and such Holder shall be responsible for the payment of such Holder's legal fees.

         (b) The fees, costs and expenses of registration to be borne by the Company as provided in Section 5.3(a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in Section 5(a) above). Fees and disbursements of counsel and accountants for the selling Holder not expressly included above shall be borne by such Holder.

         5.4. INDEMNIFICATION.

         (a) The Company will indemnify and hold harmless Holder if he is included in a registration statement pursuant to the provisions of Section 5 hereof, and any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against and will reimburse the Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost and expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         (b) Such Holder of Securities included in a registration pursuant to the provisions of Section 5 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter thereof from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter thereof with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter thereof may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs and expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

         (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 5.4, of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to an indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         6. NOTICES OF RECORD DATE, ETC. In case:

         (a) the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

         (b) of any capital reorganization of the Company (other than a stock split or reverse stock split), any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a merger for purposes of change of domicile) or any conveyance of all or substantially all of the assets of the Company to another corporation; or

         (c) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall mail or cause to be mailed to the Investor at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified and this Warrant may be exercised prior to said date during the term of the Warrant no later than five days prior to said date.

         7. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant from time to time outstanding.

         8. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock from time to time issuable on the exercise of the Warrant.

         9. EXCHANGE OF WARRANT. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which the Warrant or Warrants may still be exercised.

         10. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         11. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent for the purpose of issuing the Common Stock on the exercise of the Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 9, and replacing this Warrant pursuant to Section 10, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. NEGOTIABILITY; RESTRICTIONS ON TRANSFER; WARRANT HOLDER NOT DEEMED STOCKHOLDER. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

         (a) No holder of this Warrant shall, as such, be entitled to vote or to receive dividends or to be deemed the holder of any class of security that may at any time be issuable upon exercise of the Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon such holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such holder shall have exercised the Warrant and been issued shares of Common Stock in accordance with the provisions hereof; and

         (b) Neither this Warrant nor any shares of Common Stock purchased pursuant to this Warrant have been registered under the Securities Act of 1933. Therefore, the Company may require, as a condition of allowing the transfer or exchange of this Warrant or such shares, that the holder or transferee of this Warrant or such shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer or exchange may be made without registration under the Securities Act of 1933. The certificates evidencing the Common Stock issued on the exercise of the Warrant shall bear a legend to the effect that the certificates have not been registered under the Securities Act of 1933.

         13. FURTHER ASSURANCES. The Company undertakes generally to execute all such agreements and other instruments and to do all such other acts as are necessary or appropriate (including, but not limited to, authorizing and issuing additional shares of stock of the Company) to give full effect to the terms, conditions and provisions of this Warrant and make it binding on the Company.

         14. NOTICES. All notices and other communications between the Company and the holder of this Warrant shall be mailed by first class mail, postage prepaid, at such addresses listed above, or as may have been subsequently furnished to the other party in writing.

         15. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision thereof shall in no way affect the validity or enforceability of any other provision.

         16. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 P.M., New York time, March 31, 1999.



Dated:  April 1, 1996                          ACRODYNE COMMUNICATIONS, INC.



                                               By:____________________________
                                                  Name:  A. Robert Mancuso
                                                  Title:  Chairman and
                                                          President

(Corporate Seal)

                              FORM OF SUBSCRIPTION
                   (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)



TO ACRODYNE COMMUNICATIONS, INC.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _____ shares of Common Stock of ACRODYNE COMMUNICATIONS, INC. and herewith makes payment of $________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ____________, whose address is
_____________________.


Dated:




                                             ______________________________
                                             (Signature must conform to
                                             name of holder as specified
                                             on the face of the Warrant)



                                             ______________________________
                                                     (Address)

                               FORM OF ASSIGNMENT
                   (TO BE SIGNED ONLY ON TRANSFER OF WARRANT)


         For value received, the undersigned hereby sells, assigns, and transfers unto _________ the right represented by the within Warrant to purchase ______ shares of Common Stock of ACRODYNE COMMUNICATIONS, INC. to which the within Warrant relates, and appoints ____________ Attorney to transfer ACRODYNE COMMUNICATIONS, INC. such right on the books of ACRODYNE COMMUNICATIONS, INC. with full power of substitution in the premises.


Dated:




                                             _____________________________
                                             (Signature must conform to
                                             name of holder as specified
                                             on the face of the Warrant)



                                             _____________________________
                                                           (Address)


Signed in the presence of:


____________________________

                                                                       Exhibit 5
June 25, 1996


Acrodyne Communications, Inc.
516 Township Line Road
Blue Bell, PA 19422

Ladies and Gentlemen:

We have acted as counsel to Acrodyne Communications, Inc., a Delaware corporation (the "Company"), in connection with the preparation and filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), of a Registration Statement on Form S-3 (the "Registration Statement"), relating to the registration of (i) up to 262,500 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), which shares may be issued to certain holders (the "Preferred Stockholders") of the Company's 8% Convertible Redeemable Preferred Stock, par value $1.00 per share (the "8% Preferred Stock"), upon the conversion of up to an aggregate of 10,500 shares of 8% Preferred Stock held by the Preferred Stockholders at a conversion price, subject to certain adjustments, of $4.00 per share of Common Stock; (ii) up to 100,000 shares of Common Stock which may be issued to Colin Winthrop & Co., Inc. ("Colin Winthrop") or its designees upon the exercise of warrants exercisable, subject to certain adjustments, at $4.00 per warrant; and (iii) up to 225,000 shares of Common Stock which may be issued to Colin Winthrop or its designees upon the exercise of warrants exercisable, subject to certain adjustments, at $5.00 per warrant (such warrants, collectively with the warrants referred to in clause (ii) above, being referred to as the "Warrants" and such shares, collectively with the shares referred to in clauses (i) and (ii) above, being referred to as the "Shares").

As such counsel, we have examined copies of (i) the Certificate of Incorporation and Bylaws of the Company, each as in effect as of the date hereof, (ii) the Registration Statement and the exhibits thereto and (iii) the Prospectus which forms a part of the Registration Statement. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such corporate records of the Company, and such documents, records, agreements, instruments, certificates of officers and representatives of the Company and others and have made such examinations of law as we have deemed necessary to form the basis for the opinion hereinafter expressed. In our examinations, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all copies submitted to us as copies thereof. As to various questions of fact material to such opinion, we have relied upon statements and certificates of officers and representatives of the Company and others.

Attorneys involved in the preparation of this opinion are admitted to practice law in the State of New York and we do not purport to be experts on, or to express any opinion herein concerning, any law other than the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware.

Based upon and subject to the foregoing, we are of the opinion that the Shares to be issued upon conversion of the 8% Preferred Stock or exercise of the Warrants will, when so issued (assuming payment of the exercise price of the Warrants), be validly issued, fully paid and non-assessable.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the references to this firm under the caption "Legal Matters" in the Prospectus. In giving such consent, we do not admit hereby that we come within the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Securities and Exchange Commission thereunder.

Very truly yours,


/s/ STROOCK & STROOCK & LAVAN
STROOCK & STROOCK & LAVAN

                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 14, 1996 appearing on page 27 of Acrodyne Communications Inc.'s (formerly Acrodyne Holdings, Inc.) Annual Report on Form 10-KSB for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP


Philadelphia, Pennsylvania
June 25, 1996